Exhibit 32.1



                AMPCO-PITTSBURGH CORPORATION

                  CERTIFICATION PURSUANT TO
                   18 U.S.C. SECTION 1350,
                   AS ADOPTED PURSUANT TO
        SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Ampco-Pittsburgh
Corporation (the "Corporation") on Form 10-Q for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I,
Robert A. Paul, Chief Executive Officer of the Corporation, certify to my knowledge, pursuant to 18 U.S.C. Section 1350
(including subsections (a) (b) and (c) thereof), as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of
section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.







s/Robert A. Paul
Robert A. Paul
Chief Executive Officer
May 7, 2004